Commitments And Contingencies	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
Commitments and Contingencies
13.	Commitments and Contingencies

Leases

The Partnership leases certain convenience store and other properties under non-cancellable operating leases whose initial terms are typically 5 to 20 years, with some having a term of 30 years or more, along with options that permit renewals for additional periods. Minimum rent is expensed on a straight-line basis over the term of the lease. In addition, certain leases require additional contingent payments based on sales or motor fuel volumes. We typically are responsible for payment of real estate taxes, maintenance expenses and insurance. These properties are either sublet to third parties or used for our convenience store operations.

The components of net rent expense are as follows:

	Successor		Predecessor
	Twelve months ended December 31, 2015	September 1, 2014 through December 31, 2014	January 1, 2014 through August 31, 2014	Twelve months ended December 31, 2013
	(in thousands)
Cash rent:
Store base rent	$126,517	$35,218	$562	$819
Equipment rent	16,061	5,957	155	175
Total cash rent	142,578	41,175	717	994
Non-cash rent:
Straight-line rent	(1,716)	1,181	12	20
Capital lease offset	(1,011)	(244)	—	—
Net rent expense	$139,851	$42,112	$729	$1,014

Equipment rent consists primarily of store equipment and vehicles. Sublease rental income for the Successor twelve month period ending December 31, 2015 and the period September 1, 2014 through December 31, 2014 was $26.3 million and $7.9 million, respectively and was $0.9 million and $0.6 million for the Successor period January 1, 2014 through August 31, 2014 and the twelve month period ending December 31, 2013.

Future minimum lease payments, excluding sale-leaseback financing obligations (see Note 11), for future fiscal years are as follows (in thousands):

2016	$80,259
2017	76,230
2018	70,663
2019	69,201
2020	68,306
Thereafter	477,214
Total	$841,873

Environmental Remediation

We are subject to various federal, state and local environmental laws and make financial expenditures in order to comply with regulations governing underground storage tanks adopted by federal, state and local regulatory agencies. In particular, at the federal level, the Resource Conservation and Recovery Act of 1976, as amended, requires the EPA to establish a comprehensive regulatory program for the detection, prevention, and cleanup of leaking underground storage tanks (e.g. overfills, spills, and underground storage tank releases).

Federal and state regulations require us to provide and maintain evidence that we are taking financial responsibility for corrective action and compensating third parties in the event of a release from our underground storage tank systems. In order to comply with these requirements, we have historically obtained private insurance in the states in which we operate. These policies provide protection from third-party liability claims. During 2015, our coverage was $10 million per occurrence and in the aggregate. Our sites continue to be covered by these policies.

We are currently involved in the investigation and remediation of contamination at motor fuel storage and gasoline store sites where releases of regulated substances have been detected. We accrue for anticipated future costs and the related probable state reimbursement amounts for remediation activities. Accordingly, we have recorded estimated undiscounted liabilities for these sites totaling $36.9 million and $40.0 million as of December 31, 2015 and December 31, 2014, respectively, which are classified as accrued expenses and other current liabilities and other noncurrent liabilities. As of December 31, 2015, we had $1.8 million in an escrow account to satisfy environmental claims related to the MACS acquisition and $14.1 million in an escrow account to satisfy environmental claims related to the Aloha acquisition.

We record an asset retirement obligation for the estimated future cost to remove underground storage tanks. Revisions to the liability could occur due to changes in tank removal costs, tank useful lives or if federal and/or state regulators enact new guidance on the removal of such tanks. Accordingly, we have reserves of $54.5 million and $52.8 million, which are included in other noncurrent liabilities as of December 31, 2015 and December 31, 2014, respectively.

Deferred Branding Incentives

We receive deferred branding incentives and other incentive payments from a number of our fuel suppliers. A portion of the deferred branding incentives may be passed on to our wholesale branded dealers under the same terms as required by our fuel suppliers. Many of the agreements require repayment of all or a portion of the amount received if we (or our branded dealers) elect to discontinue selling the specified brand of fuel at certain locations. As of December 31, 2015, the estimated amount of deferred branding incentives that would have to be repaid upon de-branding at these locations was $5.0 million. Of this amount, approximately $4.1 million would be the responsibility of the Partnership’s branded dealers under reimbursement agreements with the dealers. In the event a dealer were to default on this reimbursement obligation, we would be required to make this payment. No liability is recorded for the amount of dealer obligations which would become payable upon de-branding as no such dealer default is considered probable at December 31, 2015. We have $1.5 million and $3.8 million recorded for deferred branding incentives, net of accumulated amortization, on the balance sheets as of December 31, 2015 and December 31, 2014, respectively, of which $1.5 million and $3.4 million, respectively, are included in other non-current liabilities. The Partnership amortizes its retained portion of the incentives to income on a straight-line basis over the term of the agreements.

Contingent Consideration related to Acquisition

As of December 31, 2015, we have recorded on our consolidated balance sheet under other non-current liabilities the $18.3 million that Aloha is expected to achieve during the earnout period of December 16, 2014 through December 31, 2022. This fair value measurement is categorized within Level 3 of the fair value hierarchy.